Exhibit 4.1
COMMON STOCK COMMON STOCK
V-
THIS CERTIFICATE IS TRANSFERABLE CANTON, MA, JERSEYCITY, NJ OR NEW YORK, NY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 91914F 10 0 IN
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF
VALERA PHARMACEUTICALS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated: Secretary and Chief Financial Officer President and Chief Executive Officer
COUNTERSIGNED AND REGISTERED
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

VALERA PHARMACEUTICALS, INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-		Custodian

			(Cust)		(Minor)

TEN ENT-	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN-	as joint tenants with	Act
	right of survivorship and		(State)
not as tenants in common

		UNIF TRF MIN ACT-		Custodian (until age		)

(Cust)
under Uniform Transfers

(Minor)
to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
For Value received,                                                                                                                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

                                                                                                                                                                                                        Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
                                                                                                                                                                                                        Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.